                                                                               .
                                                                               .
                                                                               .

                                                                Exhibit 4(a)(ii)

                                                                                                                 Office Use Only: 02

(CUNA MUTUAL LIFE INSURANCE COMPANY(R) LOGO)                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY APPLICATION
A Mutual Insurance Company
2000 Heritage Way - Waverly, Iowa 50677

MEMBERS(R) Variable Annuity III                                                        CREDIT UNION NO. [ ] Check if Not Applicable.
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                                                              REQUIRED
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1.   ANNUITY/OWNER Must be no older than age 85 on contract issue date. If         Gender:         [ ] Male   [ ] Female
     annuitant is under age 18 (19 in NE & AL, 21 in MS) an owner must be named    U.S. Citizen:   [ ] Yes    [ ] No
     in Section 3a or 3b.
                                                                                   SSN __ __ __ - __ __  - __ __ __ __
Name ___________________________________________________________________________
                First                   Middle                  Last               Date of Birth ___ ___   ___ ___   ___ ___ ___ ___
Address ________________________________________________________________________                  Month      Day           Year

Address ________________________________________________________________________   Day Phone _______________________________________
                                                                                                       Including area code
City __________________________________   State ______________   ZIP ___________
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                                                              OPTIONAL
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2.   CO-ANNUITANT/CO-OWNER NONQUALIFIED ONLY Check One. N/A with Spouse            Relationship to
     Benefits in Sections 9 and 10. Must be no older than age 85 on the contract   Annuitant _______________________________________
     issue date and for b. & c. must be at least age 18 (19 in NE & AL, 21 in
     MS).                                                                          Gender:         [ ] Male   [ ] Female
     [ ]A. CO-ANNUITANT Must be spouse of annuitant.                               U.S. Citizen:   [ ] Yes    [ ] No
     [ ]B. CO-OWNER
     [ ]C. CO-ANNUITANT & CO-OWNER Must be spouse of annuitant.                    SSN __ __ __ - __ __ - __ __ __ __

Name ___________________________________________________________________________   Date of Birth ___ ___   ___ ___   ___ ___ ___ ___
                First                   Middle                  Last                              Month      Day           Year
Address ________________________________________________________________________
                                                                                   Day Phone _______________________________________
Address ________________________________________________________________________                      (Including area code)

City __________________________________   State ______________   ZIP ___________
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                                                    OPTIONAL - COMPLETE ONLY ONE
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3A.  OWNER-INDIVIDUAL NONQUALIFIED ONLY If other than annuitant/owner. Must be     Relationship to
     atleast age 18 (19 in NE & AL, 21 in MS) and no older than age 85 on the      Annuitant _______________________________________
     contract issue date.
                                                                                   Gender:         [ ] Male   [ ] Female
Name ___________________________________________________________________________   U.S. Citizen:   [ ] Yes    [ ] No
                First                   Middle                  Last
Address ________________________________________________________________________   SSN __ __ __ - __ __ - __ __ __ __

Address ________________________________________________________________________   Date of Birth ___ ___   ___ ___   ___ ___ ___ ___
                                                                                                  Month      Day           Year
City __________________________________   State ______________   ZIP ___________
                                                                                   Day Phone _______________________________________
                                                                                                       Including area code
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3B.  OWNER-TRUST NONQUALIFIED ONLY Include a copy of the page(s) of the trust document which contains trust name, trust date, trustee name(s), investment authority, and signature(s); or use form 1919(CML) Trustee Certification.

Name of Trust __________________________________________________________________   SSN __ __ __ - __ __ - __ __ __ __
                                                                                   or
ATTN ___________________________________________________________________________   EIN __ __ __ - __ __  __ __ __ __

Address ________________________________________________________________________   Date of Trust ___ ___   ___ ___   ___ ___ ___ ___
                                                                                                  Month      Day           Year
City __________________________________   State ______________   ZIP ___________

Trustee Name(s) ____________________________________________________________________________________________________________________
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3C.  OWNER-CREDIT UNION 457(b) AND 457(f) PLANS ONLY

Name of Credit Union ___________________________________________________________   EIN __ __ __ - __ __ __ __ __ __ __

ATTN ___________________________________________________________________________
                                                                                  __________________________________________________
Address ________________________________________________________________________  Title of Authorized Officer signing in Section 21.

City __________________________________   State ______________   ZIP ___________

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                                                              REQUIRED
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4.   REPLACEMENT
Do you have any existing life insurance or annuities with out company or any other company?     [ ] Yes   [ ] No
Will this contract replace, discontinue or change any existing life insurance or annuities with our company or any other
company?     [ ] Yes   [ ] No     If Yes: What Company? ____________________________________________________________________________
                                          What Contract Number? ____________________________________________________________________
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


VAAPP-2007                           Page 1                                 1007
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                                                                                                                 Office Use Only: 02
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                                                              REQUIRED
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5.   PRIMARY BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.

Name ___________________________________________________________________________   Relationship
                First                   Middle                  Last               to Annuitant ____________________________________

Address _________________________________________   City _______________________   State ____________________   ZIP ________________

Name ___________________________________________________________________________   Relationship
                First                   Middle                  Last               to Annuitant ____________________________________

Address _________________________________________   City _______________________   State ____________________   ZIP ________________

Name ___________________________________________________________________________   Relationship
                First                   Middle                  Last               to Annuitant ____________________________________

Address _________________________________________   City _______________________   State ____________________   ZIP ________________

Name of Trust __________________________________________________________________   Date of Trust ___________________________________

Trustee name(s) ____________________________________________________________________________________________________________________

To list more beneficiaries, use Section 20 or a separate signed and dated paper. DO NOT include fractions or percentages for even distribution of death proceeds. If no primary beneficiary is listed, the primary beneficiary will be the estate of the annuitant.
The owner has the right to predetermine how the beneficiary will receive the death benefit by completing the Beneficiary Designation
With Restricted Payout Options form. Specific limitations are described in the form.
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                                                              OPTIONAL
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6. CONTINGENT BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.

Name ___________________________________________________________________________   Relationship
                First                   Middle                  Last               to Annuitant ____________________________________

Address _________________________________________   City _______________________   State ____________________   ZIP ________________

Name ___________________________________________________________________________   Relationship
                First                   Middle                  Last               to Annuitant ____________________________________

Address _________________________________________   City _______________________   State ____________________   ZIP ________________

Name ___________________________________________________________________________   Relationship
                First                   Middle                  Last               to Annuitant ____________________________________

Address _________________________________________   City _______________________   State ____________________   ZIP ________________

Name of Trust __________________________________________________________________   Date of Trust ___________________________________

Trustee name(s) ____________________________________________________________________________________________________________________

To list more beneficiaries, use Section 20 or a separate signed and dated paper. DO NOT include fractions or percentages for even distribution of death proceeds. The owner has the right to predetermine how the beneficiary will receive the death benefit by completing the Beneficiary Designation With Restricted Payout Options form. Specific limitations are described in the form.
------------------------------------------------------------------------------------------------------------------------------------
                                                              OPTIONAL
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7.   PROSPECTUS AND ANNUAL REPORTS E-MAIL AUTHORIZATION

[ ]  I consent to receiving the prospectus, annual and semiannual reports online. I understand this will be in effect until I revoke
     it. I understand I can receive paper copies at any time by calling 1-800-798-5500. I understand I could incur outside costs by receiving documents online; but I will not be charged by CUNA Mutual Life Insurance Company. My e-mail address is:
     Owner's e-mail address: _______________________________________________________________________________________________________
     Co-owner's (if any) e-mail address
     if different than the owner: __________________________________________________________________________________________________
                                                        THESE REPORTS ARE PDF FILES WHICH REQUIRE ADOBE READER.
------------------------------------------------------------------------------------------------------------------------------------
                                                              OPTIONAL
------------------------------------------------------------------------------------------------------------------------------------
8.   TELEPHONE/FAX/INTERNET AUTHORIZATION See the Telephone/Fax/Internet Authorization(Form CLS-56) for details on what transactions can be done by telephone/fax/internet.
I understand that I will automatically have telephone/fax/internet authorization unless the following box is marked:
     [ ] I do NOT want telephone/fax/internet authorization
I understand that the representative(s) assigned to my contract will automatically have telephone/fax/internet authorization unless the following box is marked:
     [ ] I do NOT want the representative(s) assigned to my contract to have telephone/fax/internet authorization
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                                                        HOME OFFICE USE ONLY
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9.   HOME OFFICE USE ONLY






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

VAAPP-2007                                                                Page 2

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                                                                                                                 Office Use Only: 02
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                                                              REQUIRED
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10.  PLAN OPTION AND PLAN TYPE Check one plan option and one plan type.
     [ ]  STANDARD                                      [ ]  L-SHARE                            [ ]  PURCHASE PAYMENT CREDIT
          [ ] Nonqualified                                   [ ] Nonqualified                        [ ] Nonqualified
          [ ] Traditional IRA                                [ ] Traditional IRA                     [ ] Traditional IRA
          [ ] Roth IRA                                       [ ] Roth IRA                            [ ] Roth IRA
          [ ] SEP IRA                                        [ ] SEP IRA                             [ ] SEP IRA
          [ ] Beneficiary IRA                                [ ] Beneficiary IRA                     [ ] Beneficiary IRA
          [ ] 403(b) TSA                                     [ ] 403(b) TSA                          [ ] 403(b) TSA
          [ ] 457(b)                                         [ ] 457(b)                              [ ] 457(b)
          [ ] 457(f)                                         [ ] 457(f)                              [ ] 457(f)
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11.  INITIAL PURCHASE PAYMENT Enter initial purchase payment amount(s) in the row that corresponds with the plan type.

                                   NON-1035 EXCH AMOUNT   1035 EXCHANGE AMOUNT
                                   --------------------   --------------------
Nonqualified
(Min. Total First Year: $5,000)    $___________________   $___________________

                                                                                     CURRENT            PRIOR           CONVERSION
                                      ROLLOVER AMOUNT        TRANSFER AMOUNT     YR CONTRIBUTION   YR CONTRIBUTION        AMOUNT
                                   --------------------   --------------------   ---------------   ---------------   ---------------
                                                                                 YEAR __________   YEAR __________     AMOUNT FROM
Traditional IRA                                                                                                      TRADITIONAL IRA
Roth IRA                                                                                                             BEING CONVERTED
SEP IRA                                                                                                                TO ROTH IRA
(Min. Total First Year: $2,000)    $___________________   $___________________   $______________   $______________   $______________

                                     ROLLOVER AMOUNT         TRANSFER AMOUNT
                                   --------------------   --------------------
Beneficiary IRA
(Also complete forms CLS-520,
CLS-521 & CLS-381)                                                                         TOTAL INITIAL PURCHASE PAYMENT
(Min. Total First Year: $ 2,000)   $___________________   $___________________
                                                                                           $_____________________________
                                     NEW MONEY AMOUNT        TRANSFER AMOUNT           Total of dollar amounts in Section 11.
                                   --------------------   --------------------
403(b) TSA                                                                                MAKE CHECK PAYABLE TO CUNA MUTUAL
(Min. Total First Year: $2,000)    $___________________   $___________________                 LIFE INSURANCE COMPANY.

Credit Unions only:                  NEW MONEY AMOUNT        TRANSFER AMOUNT        THE INITIAL PURCHASE PAYMENT APPLIED WILL BE
                                   --------------------   --------------------   EQUAL TO THE ACTUAL AMOUNT RECEIVED BY THE COMPANY.
457(b)
457(f)
(Min. Total First Year: $2,000)    $___________________   $___________________
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                                                              OPTIONAL
------------------------------------------------------------------------------------------------------------------------------------
12.  FUTURE PURCHASE PAYMENTS Check only one billing type.

$____________________ (Min: $25 per billing for Automatic & List Bill, $100 for Direct Bill)

AUTOMATIC (ACH) Complete Section 13 - Future Payments.

LIST BILL - [ ] Weekly [ ] Bi-weekly [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually

For all plan types, complete Employer List Bill Agreement form PA-7, if not already on file. For 403(b) TSA plans, also complete
Salary Reduction Agreement form 687A.

DIRECT BILL - [ ] Quarterly [ ] Semiannually [ ] Annually
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                                                              OPTIONAL
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13.  AUTOMATIC PAYMENT PLAN AUTHORIZATION (ACH)

[ ]  INITIAL PAYMENT: I hereby authorize the Company and the financial institution named below to retain my account information and make a debit entry for my initial payment in the amount of $____________.

[ ]  FUTURE PAYMENTS: I authorize the Company and the financial institution named below to retain my account information and to initiate deductions or credits to my account by electronic funds transfer or paper draft. This authorization will remain in effect until revoked by me in writing or by telephone.
     Frequency: [ ] Monthly  [ ] Quarterly [ ] Semiannually [ ] Annually

     Indicate the amount: $_________________ Indicate the _______________ (month) and ________ (day: 1-28 only) this should begin.
                         (Deductions will occur on the first of the month unless another date is selected.)

     I understand I will receive quarterly statements for my variable annuity.

Financial Institution __________________________________________________________   Routing Number __________________________________

Address ________________________________________________________________________   Account Number __________________________________

City ______________________________  State _____________________________________
                                                                                   [ ] Share Draft/Checking (Attach blank voided
Phone Number ___________________________________________________________________       check.)
                                                                                   [ ] Share Account/Savings (Only available for
                                                                                       accounts accepting electronic transactions.)

Signature of Account Owner, if other than the Annuitant or Owner ___________________________________________________________________
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


VAAPP-2007                                                                Page 3

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                                                                                                                 Office Use Only: 02
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                                                             OPTIONAL
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14.  OPTIONAL LIVING BENEFITS - COMPLETE 14A OR 14B (NOT BOTH), THEN COMPLETE 14C OR 14D.

     14A. GUARANTEED MINIMUM ACCUMULATION BENEFIT   Available at an additional charge. Not available if Beneficiary IRA or 403(b)
          (Principal Protector)                     TSA plan type in Section 10 is chosen.

          [ ] Guaranteed Minimum Accumulation Benefit
------------------------------------------------------------------------------------------------------------------------------------
     14B. GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)   Available at an additional charge. Not available if Beneficiary IRA or
          (Income Protector Plus)                        403(b)TSA plan type in Section 10 is chosen. Check only one GMWB.

                                                                                   (If co-annuitant or co-annuitant/co-owner is
          [ ] GMWB with Minimum Guarantee Death Benefit Issues ages 45 - 85        desired, the younger spouse must be named
                                                                                   annuitant/owner in Section 1 and the older spouse
          [ ] GMWB with Maximum Anniversary Death Benefit Issue ages 45 - 75       must be named in Section 2.)

          STEP-UP OPTION: ONCE ELECTED, STEP-UPS WILL OCCUR ON EACH ANNIVERSARY. IF NOT CHECKED BELOW, STEP-UPS MAY BE ELECTED
          AFTER CONTRACT ISSUE.
          [ ] I elect the automatic step-up option.
------------------------------------------------------------------------------------------------------------------------------------
                                                     REQUIRED WITH 14A AND 14B.
------------------------------------------------------------------------------------------------------------------------------------
     14C. PURCHASE PAYMENT ALLOCATION - REQUIRED WITH 14A AND 14B.                          DCA FIXED PERIOD(S) TRANSFERS***
                                                                                            Check only one of the seven or Customize
          YOU MAY ALLOCATE 100% TO ONE OF THE FOLLOWING:                                      100% TO ONE OF THE FOLLOWING:

          [ ] Conservative Allocation Subaccount   [ ] DCA 6 Month*                           [ ] Conservative Allocation Subaccount
          [ ] Moderate Allocation Subaccount       [ ] DCA 1 Year*                            [ ] Moderate Allocation Subaccount
          [ ] Conservative Moderate Blend          *   Complete the DCA Fixed Period(s)       [ ] Conservative Moderate Blend
              (48% Conservative Allocation/52%         Transfers section to the right.        [ ] Diversified Income Subaccount
               Moderate Allocation)                    =============================>         [ ] 7-14 Yrs Conservative Model
          [ ] Diversified Income Subaccount        Any future purchase payments will be       [ ] 15+ Yrs Conservative Model
          [ ] 7-14 Yrs Conservative Model**        automatically allocated according to       [ ] 7-14 Yrs Moderate Model
          [ ] 15+ Yrs Conservative Model**         the DCA Transfer Program selected to
          [ ] 7-14 Yrs Moderate Model**            the right, unless otherwise specified.
                                                                                            OR, CUSTOMIZED ALLOCATION
                                                                                            ____% Conservative Allocation Subaccount
                                                                                            ____% Moderate Allocation Subaccount
**   Automatically include Annual Portfolio Rebalancing.                                    ____% Diversified Income Subaccount

                                                                                                   === Must total 100% ===

***  Monthly transfers will begin 1 month after allocation to the DCA fixed period(s). If the transfer date falls on a weekend or holiday, the transfer will be made on the following valuation day. Transfers of equal monthly amounts will deplete the DCA fixed amount(s). The transfers will occur automatically for the duration of the fixed period(s) according to the subaccounts selected above.

     14D. OR, CUSTOMIZE THE ALLOCATION BELOW. (Whole %; minimum 1% per subaccount; must total 100%)

          _____% Conservative Allocation Subaccount _____% Moderate Allocation Subaccount
          _____% Diversified Income Subaccount

     WHEN A LIVING BENEFIT IS SELECTED, SKIP SECTION 18.
------------------------------------------------------------------------------------------------------------------------------------
                                                              OPTIONAL
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15. SPOUSAL CONTINUATION   Available at no additional charge. Not available if Beneficiary IRA, 457(b) or 457(f) plan type is chosen in Section 10.

     I understand this benefit will be added automatically if:

          a.   There is a sole annuitant/owner (no one is named in Sections 2 and 3); and

          b.   The annuitant/owner's spouse is named as the sole primary beneficiary in Section 5.
               (A contingent beneficiary(ies) may be named in Section 6)

     [ ] I do NOT want Spousal Continuation
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                                                              OPTIONAL
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16. OPTIONAL DEATH BENEFIT(S)   Available at an additional charge. Available only if the annuitant is age 75 or less on the contract issue date and none of the GMWB options were selected in Section 14b.

     APPLIES TO DEATH OF ANNUITANT:

     [ ] Maximum Anniversary Death Benefit
     [ ] 3% Annual Guarantee Death Benefit
     [ ] Earnings Enhanced Death Benefit Available only if Maximum Anniversary and/or 3% Annual Guarantee are selected. Not available if Spouse Beneficiary Death Benefit, below, is selected. Not available with Purchase Payment Credit plan option.
------------------------------------------------------------------------------------------------------------------------------------
                                                              OPTIONAL
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17. OPTIONAL SPOUSE DEATH BENEFIT   Available at an additional charge.
     [ ] Spouse Beneficiary Death Benefit

                                                   Spouse Date of Birth  __ __  __ __  __ __ __ __     [ ] Male [ ] Female
                                                                         Month   Day      Year
     Available only if:
          a.   Nonqualified plan type is chosen in Section 10;
          b.   The annuitant/owner and their spouse beneficiary are both age 75 or less on the contract issue date;
          c.   There is a sole annuitant/owner (no one is named in Sections 2 and 3);
          d.   The annuitant/owner's spouse is named as the sole primary beneficiary in Section 5;
               (A contingent beneficiary(ies) may be named in Section 6)
          e.   The Earnings Enhanced Death Benefit is not applied for; and
          f.   The annuitant/owner's spouse signs in Section 21.
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


VAAPP-2007                                                                Page 4

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                                                                                                                 Office Use Only: 02
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                                   REQUIRED (EXCEPT WHEN USING SECTION 14) - COMPLETE 18A OR 18B.
------------------------------------------------------------------------------------------------------------------------------------
18. PURCHASE PAYMENT ALLOCATIONS - COMPLETE 18A OR 18B. SKIP IF USING LIVING BENEFIT SECTION 14.
     18A. MODEL - PURCHASE PAYMENT ALLOCATION Check one. Model Allocation selections automatically include Annual Portfolio
                                                         Rebalancing.

           CONSERVATIVE MODEL                             MODERATE MODEL                            AGGRESSIVE MODEL
-------------------------------------------  ------------------------------------------  ------------------------------------------
   [ ] 7 - 14 Years       [ ]  15+ Years       [ ] 7 - 14 Years        [ ] 15+ Years       [ ] 7 - 14 Years       [ ] 15+ Years
---------------------  --------------------  --------------------  --------------------  --------------------  --------------------
5% Mid Cap Value       5% Mid Cap Value      10% Mid Cap Value     10% Mid Cap Value     10% Mid Cap Value     10% Mid Cap Value
10% Large Cap Growth   10% Large Cap Growth  10% Large Cap Growth  13% Large Cap Growth  15% Large Cap Growth  20% Large Cap Growth
25% Large Cap Value    20% Large Cap Value   20% Large Cap Value   15% Large Cap Value   15% Large Cap Value   10% Large Cap Value
45% Bond               35% Bond              30% Bond              15% Bond              15% Bond               5% Bond
5% International       10% International     10% International     15% International     15% International     20% International
   Stock                   Stock                 Stock                 Stock                 Stock                 Stock
5% Mid Cap Growth      5% Mid Cap Growth     5% Mid Cap Growth     5% Mid Cap Growth     10% Mid Cap Growth    10% Mid Cap Growth
5% High Income         5% High Income        5% High Income        10% High Income       10% High Income       5% High Income
                       5% Global Securities  5% Global Securities  7% Global Securities  5% Global Securities  10% Global Securities
                       5% Small Cap Value    5% Small Cap Value    5% Small Cap Growth   5% Small Cap Value    5% Small Cap Growth
                                                                   5% Small Cap Value                          5% Small Cap Value
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     18B. CUSTOMIZED - PURCHASE PAYMENT ALLOCATION
                            INVESTMENT OPTIONS                                                    DCA FIXED PERIOD(S) TRANSFERS**

(Whole %; minimum 1% per subaccount or fixed period; minimum: $1,000                 (Whole %; minimum 1% per subaccount)
per fixed period)                                                               6 Month 1 Year

_____% Mid Cap Value                                                            _____ _____% Mid Cap Value
_____% Large Cap Growth          _____% DCA 6 Month*                            _____ _____% Large Cap Growth
_____% Large Cap Value           _____% DCA 1 Year*                             _____ _____% Large Cap Value
_____% Diversified Income                                                       _____ _____% Diversified Income
_____% Bond                      *COMPLETE THE DCA FIXED PERIOD(S)              _____ _____% Bond
_____% Money Market              TRANSFERS SECTION TO THE RIGHT.                _____ _____% Money Market
_____% International Stock       ==========================>                    _____ _____% International Stock
_____% Mid Cap Growth            IF NOT COMPLETED, TRANSFERS WILL               _____ _____% Mid Cap Growth
_____% High Income               BE AUTOMATICALLY DISTRIBUTED TO                _____ _____% High Income
_____% Global Securities         THE MONEY MARKET SUBACCOUNT.                   _____ _____% Global Securities
_____% Conservative Allocation                                                  _____ _____% Conservative Allocation
_____% Moderate Allocation       _____% 1 Year                                  _____ _____% Moderate Allocation
_____% Aggressive Allocation                                                    _____ _____% Aggressive Allocation
_____% Small Cap Growth                                                         _____ _____% Small Cap Growth
_____% Small Cap Value                                                          _____ _____% Small Cap Value

============================= Must total 100% =====================                     ======== Must total 100% ========

**   Monthly transfers will begin 1 month after allocation to the DCA fixed period(s). If the transfer date falls on a weekend or holiday, the transfer will be made on the following valuation day. Transfers of equal monthly amounts will deplete the DCA fixed amount(s). The transfers will occur automatically for the duration of the fixed period(s) according to the subaccounts selected above.
------------------------------------------------------------------------------------------------------------------------------------
                                                         OPTIONAL - WITH 18B
------------------------------------------------------------------------------------------------------------------------------------
19. PORTFOLIO REBALANCE PROGRAM Not applicable if purchase payments are allocated to a fixed period.

        FREQUENCY              VARIABLE ACCOUNT ALLOCATED                                 REBALANCE ALLOCATION

Check one:                 Check one:                                  _____% Mid Cap Value       _____% High Income
   [ ] Quarterly           [ ] a. Transfer the value in my             _____% Large Cap Growth    _____% Global Securities
   [ ] Semiannually               subaccounts in proportion to         _____% Large Cap Value     _____% Conservative Allocation
   [ ] Annually                   my purchase payment                  _____% Diversified Income  _____% Moderate Allocation
                                  allocation schedule as               _____% Bond                _____% Aggressive Allocation
If the frequency is not           indicated in Section 18 b.           _____% Money Market        _____% Small Cap Growth
selected, transfers will                                               _____% International Stock _____% Small Cap Value
occur quarterly.              b. Transfer the value in my              _____% Mid Cap Growth
                                 subaccounts as indicated to           === Whole %; minimum 1% per subaccount, must total 100% =====
                                 the right.
                                            ===============>
                              If neither is selected, a. will apply.
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                                                              OPTIONAL
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20. SPECIAL INSTRUCTIONS
    _______________________________________________________________________________________________________________________________
    _______________________________________________________________________________________________________________________________
    _______________________________________________________________________________________________________________________________
    _______________________________________________________________________________________________________________________________
    _______________________________________________________________________________________________________________________________

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


VAAPP-2007                                                                Page 5
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                                                              REQUIRED
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21.  AGREEMENT

     -    I hereby represent that all my statements and answers given on this application are correct and true to the best of my knowledge and belief and are made as a basis for my application.

     -    I understand that no agent is authorized to make, modify or discharge any annuity contract provision or waive any of the
          Company's rights or requirements.

     -    If this contract will replace, change or modify an existing policy or contract, I hereby confirm my belief that replacing my existing contract is suitable, and I have considered product features, fees and charges.

     -    I understand that federal law requires all financial institutions to obtain the name, residential address, date of birth and government issued taxpayer identification number, and any other information necessary to sufficiently verify the identity of each customer.

     -    ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT, OR KNOWINGLY PRESENTS
          FALSE INFORMATION IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN
          PRISON, DEPENDING ON STATE LAW.

     -    I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS.

     [ ]  I REQUEST A STATEMENT OF ADDITIONAL INFORMATION.   Signed at
                                                                       ----------------------------------------   ------------------
                                                                                         City                            State

     I UNDERSTAND THAT CONTRACT VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND NOT
     GUARANTEED AS TO A FIXED DOLLAR AMOUNT.


     -------------------------------------------------------------   ---------------------------------------------------------------
               Signature of Annuitant/Owner              Date              Signature of Annuitant/Owner's Spouse           Date
               (Person Named in Section 1)                                  (If Spouse Beneficiary Death Benefit
                                                                                  selected in Section 16)


     -------------------------------------------------------------   ---------------------------------------------------------------
         Signature of Co-Annuitant, Co-Owner, or         Date                        Signature of Owner                    Date
                 Co-Annuitant & Co-Owner                             (Person or Trustee(s) named in Section 3a or 3b -
               (Person Named in Section 2)                            Authorized Officer whose title is in Section 3c)

------------------------------------------------------------------------------------------------------------------------------------
                                                              REQUIRED
------------------------------------------------------------------------------------------------------------------------------------

22.  AGENT SECTION To the best of your knowledge:

     1)   Does the applicant have any existing life insurance or annuities with our company or any other
          company?...............................................................................................   [ ] Yes   [ ] No

     2)   Will this contract replace, discontinue or change any existing life insurance or annuities?............   [ ] Yes   [ ] No

          If yes, I hereby confirm:

          (a)  Consideration has been given to product features, fees and charges.

          (b)  This replacement meets the Company's standards for replacement sales.

          (c)  All required documents have been completed in compliance with applicable state regulations.

          (d)  The following sales material was used: ______________________________________________________________________________
               _____________________________________________________________________________________________________________________

               If no sales materials used, check here: [ ]

     Compensation Option:   [ ] 1   [ ] 2   [ ] 3 [ ] 4   If an Option is not selected or is incorrect, Option 1 will apply.
                        (Standard and L-Share have options 1 - 4. Purchase Payment Credit has options 1 - 3.)


     -----------------------   -----------------------------------------------------------------   --- --- --- --- ---   --- --- ---
               Date                       Signature of Agent/Registered Representative                    Rep ID         CBSI Rep ID

     If your Broker/Dealer is CUNA Brokerage Services, Inc., submit Application, VA Checklist, Account Application, check (if any),
     and any additional forms to:   CUNA BROKERAGE SERVICES, INC.
                                    2000 HERITAGE WAY
                                    WAVERLY, IA 50677

     For other Broker/Dealers, follow their process and use their forms for suitability submission.
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


VAAPP-2007                                                                Page 6